POWER OF ATTORNEY


     The undersigned, by his signature below, hereby constitutes and appoints each of Raymond H. Hefner, Jr. and James R. Tolbert, III the lawful attorney and agent with full power of substitution and resubstitution for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign any
Schedule 13D and any and all amendments thereto and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     In recognition of the fact that the execution of the Stockholder Tender Agreement dated January 6, 1997 (the "Agreement") will constitute acting as a group with the other shareholders to that Agreement for the purpose of acquiring, holding or disposing of securities of Bonray Drilling Corporation such that such shareholders will be deemed to be a "person" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the undersigned agrees to cooperate in the prompt and timely preparation and signing of, and to file jointly with the other shareholders to the Agreement, a statement on Schedule 13D with respect to the Agreement and any required amendments thereto pursuant to Rule 13d-1 of the Exchange Act.



                                   HBH Enterprises A Limited
                                   Partnership

                                   By:  HBH Holding Corporation,
                                        General Partner


                                        RAYMOND H. HEFNER, JR.

                                        Raymond H. Hefner, Jr.
                                        President





                        POWER OF ATTORNEY


     The undersigned, by his signature below, hereby constitutes and appoints each of Raymond H. Hefner, Jr. and James R. Tolbert, III the lawful attorney and agent with full power of substitution and resubstitution for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign any
Schedule 13D and any and all amendments thereto and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     In recognition of the fact that the execution of the Stockholder Tender Agreement dated January 6, 1997 (the "Agreement") will constitute acting as a group with the other shareholders to that Agreement for the purpose of acquiring, holding or disposing of securities of Bonray Drilling Corporation such that such shareholders will be deemed to be a "person" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the undersigned agrees to cooperate in the prompt and timely preparation and signing of, and to file jointly with the other shareholders to the Agreement, a statement on Schedule 13D with respect to the Agreement and any required amendments thereto pursuant to Rule 13d-1 of the Exchange Act.



                                   GARY F. FULLER, TRUSTEE OF
                                   THE VICI KAY HEITZKE TRUST,
                                   THE BRENDA GAY BURKEY TRUST, AND
                                   THE RICHARD B. HEFNER TRUST

                                   Gary F. Fuller, Trustee of the
                                   Vici Kay Heitzke Trust, the
                                   Brenda Gay Burkey Trust, and
                                   the Richard B. Hefner Trust




                        POWER OF ATTORNEY


     The undersigned, by his signature below, hereby constitutes and appoints each of Raymond H. Hefner, Jr. and James R. Tolbert, III the lawful attorney and agent with full power of substitution and resubstitution for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign any
Schedule 13D and any and all amendments thereto and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     In recognition of the fact that the execution of the Stockholder Tender Agreement dated January 6, 1997 (the "Agreement") will constitute acting as a group with the other shareholders to that Agreement for the purpose of acquiring, holding or disposing of securities of Bonray Drilling Corporation such that such shareholders will be deemed to be a "person" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the undersigned agrees to cooperate in the prompt and timely preparation and signing of, and to file jointly with the other shareholders to the Agreement, a statement on Schedule 13D with respect to the Agreement and any required amendments thereto pursuant to Rule 13d-1 of the Exchange Act.



                                       RAYMOND H. HEFNER, JR.

                                       Raymond H. Hefner, Jr.




                        POWER OF ATTORNEY


     The undersigned, by his signature below, hereby constitutes and appoints each of Raymond H. Hefner, Jr. and James R. Tolbert, III the lawful attorney and agent with full power of substitution and resubstitution for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign any
Schedule 13D and any and all amendments thereto and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     In recognition of the fact that the execution of the Stockholder Tender Agreement dated January 6, 1997 (the "Agreement") will constitute acting as a group with the other shareholders to that Agreement for the purpose of acquiring, holding or disposing of securities of Bonray Drilling Corporation such that such shareholders will be deemed to be a "person" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the undersigned agrees to cooperate in the prompt and timely preparation and signing of, and to file jointly with the other shareholders to the Agreement, a statement on Schedule 13D with respect to the Agreement and any required amendments thereto pursuant to Rule 13d-1 of the Exchange Act.



                                       RICHARD B. HEFNER

                                       Richard B. Hefner




                        POWER OF ATTORNEY


     The undersigned, by his signature below, hereby constitutes and appoints each of Raymond H. Hefner, Jr. and James R. Tolbert, III the lawful attorney and agent with full power of substitution and resubstitution for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign any
Schedule 13D and any and all amendments thereto and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     In recognition of the fact that the execution of the Stockholder Tender Agreement dated January 6, 1997 (the "Agreement") will constitute acting as a group with the other shareholders to that Agreement for the purpose of acquiring, holding or disposing of securities of Bonray Drilling Corporation such that such shareholders will be deemed to be a "person" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the undersigned agrees to cooperate in the prompt and timely preparation and signing of, and to file jointly with the other shareholders to the Agreement, a statement on Schedule 13D with respect to the Agreement and any required amendments thereto pursuant to Rule 13d-1 of the Exchange Act.


                                   EGEAN FINANCIERA CORPORATION


                                   By:  ALEXANDROS KEDROS

                                        Alexandros Kedros,
Authorized                                        Signatory






                        POWER OF ATTORNEY


     The undersigned, by his signature below, hereby constitutes and appoints each of Raymond H. Hefner, Jr. and James R. Tolbert, III the lawful attorney and agent with full power of substitution and resubstitution for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign any
Schedule 13D and any and all amendments thereto and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     In recognition of the fact that the execution of the Stockholder Tender Agreement dated January 6, 1997 (the "Agreement") will constitute acting as a group with the other shareholders to that Agreement for the purpose of acquiring, holding or disposing of securities of Bonray Drilling Corporation such that such shareholders will be deemed to be a "person" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the undersigned agrees to cooperate in the prompt and timely preparation and signing of, and to file jointly with the other shareholders to the Agreement, a statement on Schedule 13D with respect to the Agreement and any required amendments thereto pursuant to Rule 13d-1 of the Exchange Act.



                                   CIRCLE SHIPPING COMPANY


                                   By:  TRYPHON KEDROS

                                        Tryphon Kedros,
Authorized                                        Signatory






                        POWER OF ATTORNEY


     The undersigned, by his signature below, hereby constitutes and appoints each of Raymond H. Hefner, Jr. and James R. Tolbert, III the lawful attorney and agent with full power of substitution and resubstitution for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign any
Schedule 13D and any and all amendments thereto and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     In recognition of the fact that the execution of the Stockholder Tender Agreement dated January 6, 1997 (the "Agreement") will constitute acting as a group with the other shareholders to that Agreement for the purpose of acquiring, holding or disposing of securities of Bonray Drilling Corporation such that such shareholders will be deemed to be a "person" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the undersigned agrees to cooperate in the prompt and timely preparation and signing of, and to file jointly with the other shareholders to the Agreement, a statement on Schedule 13D with respect to the Agreement and any required amendments thereto pursuant to Rule 13d-1 of the Exchange Act.



                                   SIERRA FINANCIERA CORPORATION


                                   By:  TRYPHON KEDROS

                                        Tryphon Kedros,
Authorized                                        Signatory


                        POWER OF ATTORNEY


     The undersigned, by his signature below, hereby constitutes and appoints each of Raymond H. Hefner, Jr. and James R. Tolbert, III the lawful attorney and agent with full power of substitution and resubstitution for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign any
Schedule 13D and any and all amendments thereto and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     In recognition of the fact that the execution of the Stockholder Tender Agreement dated January 6, 1997 (the "Agreement") will constitute acting as a group with the other shareholders to that Agreement for the purpose of acquiring, holding or disposing of securities of Bonray Drilling Corporation such that such shareholders will be deemed to be a "person" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the undersigned agrees to cooperate in the prompt and timely preparation and signing of, and to file jointly with the other shareholders to the Agreement, a statement on Schedule 13D with respect to the Agreement and any required amendments thereto pursuant to Rule 13d-1 of the Exchange Act.



                                       M. TERIAKIDIS

                                       M. Teriakidis




                        POWER OF ATTORNEY


     The undersigned, by his signature below, hereby constitutes and appoints each of Raymond H. Hefner, Jr. and James R. Tolbert, III the lawful attorney and agent with full power of substitution and resubstitution for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign any
Schedule 13D and any and all amendments thereto and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     In recognition of the fact that the execution of the Stockholder Tender Agreement dated January 6, 1997 (the "Agreement") will constitute acting as a group with the other shareholders to that Agreement for the purpose of acquiring, holding or disposing of securities of Bonray Drilling Corporation such that such shareholders will be deemed to be a "person" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the undersigned agrees to cooperate in the prompt and timely preparation and signing of, and to file jointly with the other shareholders to the Agreement, a statement on Schedule 13D with respect to the Agreement and any required amendments thereto pursuant to Rule 13d-1 of the Exchange Act.



                                       JAMES R. TOLBERT III

                                       James R. Tolbert III,
                                        Custodian





                        POWER OF ATTORNEY


     The undersigned, by his signature below, hereby constitutes and appoints each of Raymond H. Hefner, Jr. and James R. Tolbert, III the lawful attorney and agent with full power of substitution and resubstitution for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign any
Schedule 13D and any and all amendments thereto and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney in fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney in fact and agent or substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     In recognition of the fact that the execution of the Stockholder Tender Agreement dated January 6, 1997 (the "Agreement") will constitute acting as a group with the other shareholders to that Agreement for the purpose of acquiring, holding or disposing of securities of Bonray Drilling Corporation such that such shareholders will be deemed to be a "person" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the undersigned agrees to cooperate in the prompt and timely preparation and signing of, and to file jointly with the other shareholders to the Agreement, a statement on Schedule 13D with respect to the Agreement and any required amendments thereto pursuant to Rule 13d-1 of the Exchange Act.



                                        JAMES R. TOLBERT III

                                        James R. Tolbert III as
                                        Trustee of the James R.
                                        Tolbert III Revocable
                                        Trust